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            FIRST AMENDMENT AND SUPPLEMENT TO CREDIT AGREEMENT; AND
                        TERM NOTE MODIFICATION AGREEMENT


         THIS FIRST AMENDMENT AND SUPPLEMENT TO CREDIT AGREEMENT; AND TERM NOTE MODIFICATION AGREEMENT ("First Amendment") effective as of February 28, 1995 (the "First Amendment Effective Date") is made and entered into by and among TEAM, INC. (the "Borrower"), a Texas corporation, and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association (the "Lender").


                                    RECITALS

         WHEREAS, the Borrower and the Lender are parties to a Credit Agreement dated as of April 17, 1994 ("the Credit Agreement"); and

         WHEREAS, the Borrower and the Lender have agreed, on the terms and conditions herein set forth, to amend certain aspects of the Credit Agreement and to modify the payment terms of the Term Note;

         NOW, THEREFORE, IT IS AGREED THAT:

         Section 1. Definitions. Terms used herein which are defined in the Credit Agreement shall have the same meanings when used herein unless otherwise provided herein.

         Section 2. Amendments to the Credit Agreement. On and after the First Amendment Effective Date, the Credit Agreement shall be amended as follows:

         (a)     Section 2.06     Notes.  Section 2.06(b) of the Credit
                 Agreement is hereby amended by deleting the first full paragraph thereof and substituting therefore the following paragraph:

                          "The Loans to be made by the Lender to the Borrower pursuant to Subsection 2.01(c) shall be evidenced by the Term Note, being that certain promissory note of the Borrower dated the Closing Date, in the original principal amount of $11,500,000, payable to the order of the Lender in six (6) consecutive quarterly installments commencing on March 31, 1994, the first two (2) of which being in the amount of $750,000 each, the third (3rd) of which being in the amount of $250,000, the fourth (4th) of which being in the amount of $250,000, the fifth (5th) of which being in the amount of $500,000, with the sixth (6th) and final installment being in the amount of $750,000 together with any unpaid principal balance then owing under the Term Note, being due and payable on the Final Maturity Date. The Term Note shall otherwise be in substantially the form of Exhibit A-2 hereto."





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         (b)     Section 9.03     Investments, Loans and Advances.  Section
                 9.03 of the Credit Agreement is hereby amended and supplemented as follows:

                 (i) Section 9.03(j) is hereby amended by deleting the word "and" from the end thereof;

                 (ii) Section 9.03(k) is hereby amended by deleting the "." from the end thereof and substituting therefor "; and"; and

                 (iii) Section 9.03 is hereby further amended and supplemented to add thereto a new subsection, to be subsection (l), to read in its entirety as follows:

                          "(l) advances to Portales 801, Inc., Pensacola 801, Inc., Ft. Bragg 801, Inc., and Ft. Stewart 801, Inc. not to exceed $1,400,000 in the aggregate at any time."

         (c)     Section 9.12     Capital Expenditures.  Section 9.12 of the
                 Credit Agreement is hereby amended by deleting the amount "$2,500,000" from the fifth line thereof and substituting therefor "$1,500,000."

         (d)     Section 9.14     Tangible Net Worth.  Section 9.14 of the
                 Credit Agreement is hereby amended by deleting the amount "$20,500,000" from the third line thereof and substituting therefor "$13,500,000."

         (e)     Section 9.15     Funded Debt to Cash Flow.  Section 9.15 of
                 the Credit Agreement is hereby amended and supplemented as follows:

                 (i) Section 9.15(d) is hereby amended in its entirety as follows:

                          "(d) For the four fiscal-quarter period ended February 28, 1995, the Borrower will not permit the ratio of (i) Funded Debt to (ii) Cash Flow (for the previous twelve-month period) to be greater than
                          4.25 to 1.0."

                 (ii) Section 9.15 is hereby further amended and supplemented to add thereto two new subsections, to be subsections (e) and (f), to read in their entirety as follows:

                          "(e) For the four fiscal-quarter period ended May 31, 1995, the Borrower will not permit the ratio of
                          (i) Funded Debt to (ii) Cash Flow (for the previous twelve-month period) to be greater than 3.75 to 1.0.

                          (f) For the four fiscal-quarter period ended August 31, 1995, the Borrower will not permit the ratio of
                          (i) Funded Debt to (ii) Cash Flow (for the previous twelve-month period) to be greater than 3.5 to 1.0."





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         (f)     Section 9.16     Fixed Charge Coverage Ratio.  Section 9.16 of
                 the Credit Agreement is hereby amended and supplemented as follows:

                 (i) Section 9.16(d) is hereby amended in its entirety as follows:

                          "(d) For the four fiscal-quarter period ended on February 28, 1995, the Borrower will not permit the ratio of (i) Cash Flow (for the previous twelve-month period) to (ii) cash payments made for mandatory payments of principal and interest plus capital expenditures plus dividends of the Borrower and its Consolidated Subsidiaries (for the previous twelve-month period) to be less than 0.7 to 1.0."

                 (ii) Section 9.16 is hereby further amended and supplemented to add thereto two new subsections, to be subsections (e) and (f), to read in their entirety as follows:

                          "(e) For the four fiscal-quarter period ended on May 31, 1995, the Borrower will not permit the ratio of
                          (i) Cash Flow (for the previous twelve-month period) to (ii) cash payments made for mandatory payments of principal and interest plus capital expenditures plus dividends of the Borrower and its Consolidated Subsidiaries (for the previous twelve-month period) to be less than 0.75 to 1.0.

                          "(f) For the four fiscal-quarter period ended on August 31, 1995, the Borrower will not permit the ratio of (i) Cash Flow (for the previous twelve-month period) to (ii) cash payments made for mandatory payments of principal and interest plus capital expenditures plus dividends of the Borrower and its Consolidated Subsidiaries (for the previous twelve-month period) to be less than 0.95 to 1.0."

         (g)     Section 9.17     Interest Coverage Ratio.  Section 9.17 of the
                 Credit Agreement is hereby amended and supplemented as follows:

                 (i) Section 9.17(d) is hereby amended in its entirety as follows:

                          "(d) For the four fiscal-quarter period ended February 28, 1995, the Borrower will not permit the ratio of (i) Cash Flow (for the previous twelve-month period) to (ii) cash interest payments made by the Borrower and its Consolidated Subsidiaries (for the previous twelve-month period) to be less than 2.5 to 1.0."





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                 (ii)     Section 9.17 is hereby further amended and
                          supplemented to add thereto two new subsections, to be subsections (e) and (f), to read in their entirety as follows:

                          "(e) For the four fiscal-quarter period ended May 31, 1995, the Borrower will not permit the ratio of
                          (i) Cash Flow (for the previous twelve-month period) to (ii) cash interest payments made by the Borrower and its Consolidated Subsidiaries (for the previous twelve-month period) to be less than 2.75 to 1.0.

                          "(f) For the four fiscal-quarter period ended August 31, 1995, the Borrower will not permit the ratio of
                          (i) Cash Flow (for the previous twelve-month period) to (ii) cash interest payments made by the Borrower and its Consolidated Subsidiaries (for the previous twelve-month period) to be less than 3.0 to 1.0."

         Section 3. Term Note Modification. Notwithstanding anything to the contrary contained in the Term Note or the Credit Agreement, the principal amount of the Term Note shall be due and payable as provided in Section 2.06(b) of the Credit Agreement, as amended and supplemented hereby. Accrued interest at the rate or rates specified or referred to in the Term Note, shall remain due and payable and payable on the dates specified or referred to in the Term Note.

         Section 4. Limitations. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Credit Agreement, the Notes or any of the other Security Instruments, or (b) except as expressly set forth herein, prejudice any right or rights which the Lender may now have or may have in the future under or in connection with the Credit Agreement, the Notes, the Security Instruments or any of the other documents referred to therein. Except as expressly supplemented, amended or modified hereby or by express written amendments thereof, the terms and provisions of the Credit Agreement, the Notes, and any other Security Instruments or any other documents or instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this First Amendment and any of the foregoing documents, the terms of this First Amendment shall be controlling.

         Section 5. Payment of Expenses. The Borrower agrees, whether or not the transactions hereby contemplated shall be consummated, to reimburse and save the Lender harmless from and against liability for the payment of all reasonable substantiated out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, amendment, modification, waiver and enforcement of, or the preservation of any rights under this First Amendment, including, without limitation, the reasonable fees and expenses of any local or other counsel for the Lender, and all stamp taxes (including interest and penalties, if any), recording taxes and fees, filing taxes and fees, and other charges which may be payable in respect of, or in respect of any modification of, the Credit Agreement and the other Security Instruments. The provisions of this Section shall survive the termination of the Credit Agreement and the repayment of the Loans.

         Section 6. Governing Law. This First Amendment and the rights and obligations of the parties hereunder and under the Credit Agreement shall be construed in accordance with and be governed by the laws of the State of Texas and the United States of America.





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         Section 7.       Descriptive Headings, etc.  The descriptive headings
of the several Sections of this First Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         Section 8. Entire Agreement. This First Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof, including, without limitation, any commitment letters regarding the transactions contemplated by this First Amendment.

         Section 9. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument.

         Section 10. Amended Definitions. As used in the Credit Agreement (including all Exhibits thereto) and all other instruments and documents executed in connection therewith, on and subsequent to the First Amendment Effective Date the term "Agreement" shall mean the Credit Agreement as amended by this First Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective duly authorized offices as of March 13, 1995, and effective as of the date first above written.

            NOTICE PURSUANT TO TEX. BUS. & COMM. CODE Section 26.02

         THIS FIRST AMENDMENT AND OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NOT UNWRITTEN ORAL AGREEMENT BETWEEN THE PARTIES.



                                   TEAM, INC.



                                    By:  /s/  JOHN M. SLACK
                                       ______________________________________
                                       John M. Slack
                                       Vice President, Chief Financial Officer





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                                          TEXAS COMMERCE BANK
                                               NATIONAL ASSOCIATION



                                        By:  /s/ C. D. KARGES
                                             _______________________________
                                             C.D. Karges
                                             Senior Vice President

                                          Address for Notices:

                                          712 Main Street
                                          Houston, Texas  77002
                                          Attention: Mr. C.D. Karges

                                          Lending Office for Base Rate and
                                          Eurodollar Loans:

                                          712 Main Street
                                          Houston, Texas 77002
                                          Telecopier No.:  (713) 216-6004
                                          Telephone No.:   (713) 216-5929
                                          Attention:       C.D. Karges

                                          with a copy to:

                                          Loan Agreements
                                          1111 Fannin, 10th Floor
                                          Houston, Texas 77002
                                          Telecopier No.:  (713) 750-2951
                                          Telephone No.:   (713) 750-2990
                                          Attention:    Manager